UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

October 24, 2022
Date of Report (Date of earliest event reported)

ABRAXAS PETROLEUM CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	1-16071	74-2584033
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

18803 Meisner Drive
San Antonio, Texas 78258
(210) 490-4788
(Address of principal executive offices and Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	AXAS	OTCQX

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 3(a) of the Exchange Act. ☐

Item 1.01          Entry into a Material Definitive Agreement.

On September 27, 2022, Abraxas Petroleum Corporation (the “Company”) and Biglari Holdings Inc. (“Holdings”), entered into that certain Exchange Agreement, as disclosed on the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on October 3, 2022, which was subject to the approval by the Stockholders of the Company of the amendment to the Articles of Incorporation of the Company, as amended (the “Increased Share Amendment”), and the acceptance of the Increased Share Amendment by the Nevada Secretary of State.

In light of approval by the Stockholders of the Increased Share Amendment, as more fully described in the Item 5.07 disclosure below, the Company caused the Increased Share Amendment to be filed, via the filing of a Certificate of Amendment, with the Nevada Secretary of State on October 24, 2022, and the Nevada Secretary of State accepted the Increased Share Amendment on October 25, 2022.

Based upon the foregoing, on October 26, 2022, the Exchange Agreement was consummated by the following transactions: (i) the Company caused 90,631,287 shares of Common Stock to be registered in the name of Holdings with the Company’s transfer agent in book-entry form and (ii) Holdings assigned and transferred 685,505 shares of Series A Preferred Stock (the “Preferred Shares”) to the Company, constituting all of the Series A Preferred Stock of the Company then outstanding, by delivering a Stock Power and Assignment to the Company. The Company cancelled the Preferred Shares and the Preferred Stock Certificate of Designation, such that only Common Stock of the Company remains outstanding.

Item 5.07          Submission of Matters to a Vote of Security Holders.

On October 24, 2022, the Company held a Special Meeting of the Stockholders (the “Special Meeting”), at which the Company submitted the following proposal to its Stockholders for a vote:

1.	To approve an amendment to the Company’s Articles of Incorporation, as amended, to increase the Company’s authorized shares of Common Stock from 20,000,000 shares to 150,000,000 shares.

The following table lists the final voting results for Proposal 1 at the Special Meeting:

Number of Shares
For	Against	Withheld
48,660,369	661,995	1,066,858

Based upon the foregoing, the amendment to the Company’s Articles of Incorporation, as amended, was approved by the Stockholders.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABRAXAS PETROLEUM CORPORATION

By:	/s/ G. William Krog
G. William Krog Vice President, Chief Accounting Officer

Dated: October 27, 2022

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